BLACKROCK FUNDSSM

BlackRock Energy & Resources Portfolio

(the “Fund”)

Supplement dated February 3, 2017 to the Fund’s

Summary Prospectus dated January 27, 2017

This Supplement was previously filed on February 2, 2017.

Effective April 1, 2017, the following change is made to the Fund’s Summary Prospectus:

The section entitled “Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Manager

Name	Portfolio Manager of the Fund Since	Title
Alastair Bishop	2016	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-GR-0217SUP2